Supplement Dated December 5, 2013
To The Prospectus Dated April 29, 2013

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Proposed Reorganization of Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund

On December 3, 2013, the Board of Trustees (“Board”) of the Curian Variable Series Trust approved the proposed reorganization of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund (“TBC Fund”) into the Curian/Nicholas Convertible Arbitrage Fund (“Nicholas Fund”) (the “Reorganization”), each a series of the Curian Variable Series Trust.

The Reorganization is subject to approval by the shareholders of the TBC Fund at a shareholders’ meeting expected to be held in March 2014.  If approved, it is expected that the Reorganization will take place on or around April 28, 2014.  No assurance can be given that the Reorganization will be approved by contract owners.

Under the terms of the proposed Plan of Reorganization, the TBC Fund’s assets and liabilities would be transferred to the Nicholas Fund in return for shares of the Nicholas Fund of equal value as of the valuation date, anticipated to be on or about April 25, 2014 (“Closing Date”). These Nicholas Fund shares would be distributed pro rata to shareholders of the TBC Fund in exchange for their TBC Fund shares. TBC Fund shareholders on the Closing Date would thus become shareholders of the Nicholas Fund and receive shares of the Nicholas Fund with a total net asset value equal to that of their shares of the TBC Fund on the Closing Date.  Although the Reorganization is expected to be a taxable transaction for the Funds, the Reorganization is not expected to result in any material adverse federal income tax consequences to shareholders of the Funds that are separate accounts organized by an insurance company to offer variable annuity contracts, in light of the tax-favored status of such separate accounts.

The investment objectives, fundamental policies, and risk profiles of the TBC Fund and the Nicholas Fund are similar.  A full description of the Nicholas Fund and the terms of the proposed Reorganization will be contained in a proxy statement/prospectus, which is expected to be mailed to shareholders of the TBC Fund on or about February 17, 2014.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Nicholas Fund, nor is it a solicitation of any proxy.  For more information regarding Nicholas Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com.  The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated December 5, 2013.

(To be used with JMV8037 04/13, JMV8037NY 04/13, VC3656 04/13, NV3174 04/13, NV3174CE 04/13, VC4224 04/13, JMV8798 04/13, JMV9476 04/13, JMV5763ML 04/13, JMV9476ML 04/13, JMV5763WF 04/13, JMV9476WF 04/13, JMV9476L 09/13, NV4224 04/13, JMV9476NY 04/13, NV4224WF 04/13, JMV9476WFNY 04/13, JMV9476LNY 09/13, FVC4224FT 04/13, VC5526 04/13, NV5526 04/13, JMV7698 04/13, VC5869 04/13, JMV7698NY 04/13, NV5869 04/13, JMV7697 04/13, VC5890 04/13, VC5890ML 04/13, JMV7697NY 04/13, NV5890 04/13, VC5995 04/13, JMV5765 09/13, JMV2731 04/13, NMV2731 04/13, VC3657 04/13, NV3784 04/13, VC3723 04/13.)
CMV12183 12/13